Exhibit 10.1

AMENDMENT #1 TO CONSULTING SERVICES AGREEMENT

THIS AMENDMENT #1 TO CONSULTING SERVICES AGREEMENT (this “Amendment”) is dated May 1, 2017, and is entered into by and between Aditya Chatterjee (“Consultant”) and Global Eagle Entertainment Inc., a Delaware corporation (the “Company”). Consultant and the Company shall be referred to, individually, as a “party,” and, collectively, as the “parties.”

The parties entered into a Consulting Agreement effective as of November 12, 2017 (the “Consulting Agreement”) for a six-month term ending on May 12, 2017 (the “Original Termination Date”). The parties hereby agree to amend the “Term” as set forth on the Work Statement (attached as Exhibit A thereto) to automatically renew for successive one-month period(s) following the Original Termination Date, subject however to earlier termination as set forth in Section 3 of the Consulting Agreement.

All other provisions of the Consulting Agreement remain in full force and effect in accordance with their terms.

CONSULTANT

Aditya Chatterjee

Signature:	/s/ Aditya Chatterjee	Date:	5/1/2017

COMPANY

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Stephen Ballas

Name:	Stephen Ballas

Title:	EVP & General Counsel

Date:	5-1-2017